UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

The Registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

TS&W Equity Portfolio

The Advisors’ Inner Circle Fund

Semi-Annual Report	April 30, 2018

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO
APRIL 30, 2018

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Portfolio’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-4TSW-FUN; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO APRIL 30, 2018 (Unaudited)

Dear Shareholders:

We are pleased to provide you with our semi-annual report for the period ended April 30, 2018 for the TS&W Equity Portfolio (the “Portfolio”) managed by Thompson, Siegel & Walmsley LLC (“TSW”).

On April 30, 2018 the Portfolio’s value was $38,638,303. Our long-term goal for the Portfolio is to provide returns that exceed our benchmark indexes over a complete economic or market cycle.

Participants in the Portfolio include the TSW retirement plan, TSW investment advisory clients, and others seeking investment management direction from TSW. We encourage our clients to pursue a balanced investment approach, and where appropriate, utilize the Portfolio to achieve their specific investment objectives. The Portfolio is managed by the TSW team of investment professionals utilizing a value investment philosophy. Our investment teams utilize a consistent investment process in managing all client portfolios.

Our equity portfolio managers use a unique four-factor quantitative screen combined with rigorous fundamental research conducted by experienced teams of analysts who are trying to answer three questions: Why is the stock inexpensive? What are the catalysts for change? And, are the catalysts sustainable?

During the six-month period ending April 30, 2018, the Portfolio gained 2.87% after fees and expenses while the S&P 500 was up 3.82%. The last two months of 2017 and the first month of 2018 demonstrated the continued steady ascent for equity investors that was fueled by low interest rates, low inflation, and unusually subdued volatility. Synchronized global economic growth accelerated and that time period was led once again by stocks of large growth companies. And then in February, volatility resurfaced in a meaningful way. The markets experienced several volatile and some extreme trading sessions, dropping as much as 10 percent in a single day; however, the market did recover somewhat heading into March. The choppy market action continued throughout the first quarter of 2018 with fears over rate hikes and trade war headlines. These themes collectively dragged on market performance and ultimately sent the S&P 500 into negative territory for the quarter; the market conditions improved along with the earnings season which resulted in a more pleasant month of April for investors.

The contributors and detractors from the Portfolio’s relative return were moving targets which emphasizes the need for diversified portfolios and thoughtful asset allocation practices. The leading economic sectors, in terms of contribution to the Portfolio’s relative return, were the Financial Services and the Utilities sectors. Portfolio holdings in the Financial Services sector added to the Portfolio’s return

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO APRIL 30, 2018 (Unaudited)

by way of a few non-traditional financial company names such as Berkshire Hathaway Inc. (BRK.B) with its rock-solid balance sheet and portfolio of good companies under its leadership. The significant overweight to Utilities versus the index also allowed the strategy to hold up nicely through names such as First Energy (FE) despite valuations across all industries remaining at elevated levels.

The primary detractors from the Portfolio’s relative return were Energy and Consumer Discretionary stocks. The negative sentiment in the late cycle energy space has put pressure on the names owned such as Antero Resources (AR), the Colorado based exploration and production company; however, the relative underweight to Energy did benefit the Portfolio. Some exposure to consumer media companies with names such as Dish Networks (DISH) dragged on the Portfolio with the proliferation of online content consumption of traditional media as well as the cord cutting phenomenon. We continue to remain positive on the thesis related to these kinds of names.

In summary, what started out as an uneventful six-month time period, ended up being fairly volatile with the market taking wild swings and ending up modestly in positive territory. The re-emergence of volatility in the stock market has been unnerving; however, it reminded us how overdue the market weakness has been. Valuations continue to be elevated but they have settled down closer to pre-tax reform levels which can present opportunity for value investors. In our view the overall economic growth remains strong and corporate earnings have generally impressed. We continue to maintain a strong discipline and focus on sustainability of cash flows and earnings which we believe will be rewarded over time.

Respectfully submitted,

Frank H. Reichel III, CFA	Brett P. Hawkins, CFA
President	Chief Investment Officer

This represents the managers’ assessment of the Portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-487-9386.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO APRIL 30, 2018 (Unaudited)

Definition of the Comparative Index

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

TS&W Equity Portfolio Top Ten Holdings at April 30, 2018 (Unaudited)

(as a percentage of Net Assets)

1. Berkshire Hathaway, Cl B	4.51%	6. PPL Corp	3.26%

2. FirstEnergy	4.42%	7. Coca-Cola	3.02%

3. Dominion Resources Inc/VA	3.79%	8. Dish Network	2.81%

4. Comcast, Cl A	3.70%	9. Dell	2.79%

5. Verizon	3.46%	10. Willis Towers Watson	2.69%

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO APRIL 30, 2018 (Unaudited)

SCHEDULE OF INVESTMENTS
COMMON STOCK — 91.7%

	Shares	Value

CONSUMER DISCRETIONARY — 19.9%

Advance Auto Parts	5,000	$572,250

AMC Networks, Cl A *	10,000	520,000

Comcast, Cl A	45,500	1,428,245

Discovery, Cl C *	18,500	411,070

DISH Network, Cl A *	32,400	1,087,020

Liberty Expedia Holdings, Cl A *	17,480	713,184

Liberty SiriusXM Group, Cl C *	12,225	509,293

News, Cl A	56,300	899,674

Target	14,000	1,016,400

Twenty-First Century Fox, Cl A	15,000	548,400

		7,705,536

CONSUMER STAPLES — 3.0%

Coca-Cola	27,000	1,166,670

ENERGY — 3.3%

Antero Resources *	47,700	906,300

Range Resources	28,000	387,800

		1,294,100

FINANCIALS — 13.3%

Bank of America	25,000	748,000

Berkshire Hathaway, Cl B *	9,000	1,743,570

CIT Group	12,600	667,170

Progressive	15,600	940,524

Willis Towers Watson	7,000	1,039,570

		5,138,834

HEALTH CARE — 18.4%

Allergan	5,100	783,615

Celgene *	9,000	783,900

Cigna	3,725	640,029

CVS Health	14,000	977,620

Express Scripts Holding *	8,100	613,170

Gilead Sciences	10,000	722,300

Laboratory Corp of America Holdings *	5,525	943,394

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO APRIL 30, 2018 (Unaudited)

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued

McKesson	6,100	$952,881

Pfizer	18,550	679,116

		7,096,025

INDUSTRIALS — 5.5%

KAR Auction Services	12,000	623,880

Southwest Airlines	13,000	686,790

United Continental Holdings *	12,000	810,480

		2,121,150

INFORMATION TECHNOLOGY — 13.3%

Alphabet, Cl C *	437	444,573

Apple	3,340	551,968

Avnet	18,800	737,524

Cisco Systems	14,100	624,489

Dell Technologies - VMware, Cl V *	15,000	1,076,550

Oracle	14,900	680,483

QUALCOMM	20,050	1,022,751

		5,138,338

TELECOMMUNICATION SERVICES — 3.5%

Verizon Communications	27,125	1,338,619

UTILITIES — 11.5%

Dominion Energy	22,000	1,464,320

FirstEnergy	49,675	1,708,820

PPL	43,275	1,259,303

		4,432,443

TOTAL COMMON STOCK (Cost $31,769,730)		35,431,715

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO APRIL 30, 2018 (Unaudited)

SHORT-TERM INVESTMENT — 8.4%

	Shares	Value
Federated Government Obligations Money Market Fund, Institutional Share, 1.570%(A)	3,247,543	$3,247,543

TOTAL SHORT-TERM INVESTMENT (Cost $3,247,543)		3,247,543

TOTAL INVESTMENTS — 100.1% (Cost $35,017,273)		$38,679,258

Percentages are based on Net Assets of $38,638,303.

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of April 30, 2018.

Cl	Class

As of April 30, 2018, all of the Portfolio’s securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended April 30, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the period ended April 30, 2018 there were no Level 3 securities. All transfers, if any, are recognized by the Portfolio at the end of the year.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO APRIL 30, 2018 (Unaudited)

At April 30, 2018, sector diversification of the Portfolio was as follows:

Sector Diversification	% of Net Assets	Value

Common Stock
Consumer Discretionary	19.9%	$7,705,536
Health Care	18.4	7,096,025
Financials	13.3	5,138,834
Information Technology	13.3	5,138,338
Utilities	11.5	4,432,443
Industrials	5.5	2,121,150
Telecommunication Services	3.5	1,338,619
Energy	3.3	1,294,100
Consumer Staples	3.0	1,166,670

Total Common Stock	91.7	35,431,715
Short-Term Investment	8.4	3,247,543

Total Investments	100.1	38,679,258
Total Other Assets and Liabilities	(0.1)	(40,955)

Net Assets	100.0%	$38,638,303

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO APRIL 30, 2018 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $35,017,273)	$38,679,258
Receivable for Investment Securities Sold	173,388
Dividends and Interest Receivable	29,900
Prepaid Expenses	15,097

Total Assets	38,897,643

Liabilities:
Payable for Investment Securities Purchased	191,294
Payable due to Administrator	10,274
Shareholder Servicing Fees Payable	6,207
Payable due to Investment Adviser	5,943
Payable for Trustees’ Fees	4,219
Chief Compliance Officer Fees Payable	1,998
Other Accrued Expenses	39,405

Total Liabilities	259,340

Net Assets	$38,638,303

NET ASSETS:
Paid-in-Capital	$31,531,406
Undistributed Net Investment Income	45,649
Accumulated Net Realized Gain on Investments	3,399,263
Net Unrealized Appreciation on Investments	3,661,985

Net Assets	$38,638,303

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,039,429

Net Asset Value, Offering and Redemption Price Per Share *	$12.71

* Redemption price per share may vary depending on the length of time shares are held.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO FOR THE PERIOD ENDED April 30, 2018 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income:
Dividends	$365,076

Total Income	365,076

Expenses:
Investment Advisory Fees	151,051
Administration Fees	61,987
Trustees’ Fees	9,017
Chief Compliance Officer Fees	2,914
Transfer Agent Fees	39,030
Shareholder Servicing Fees	18,253
Legal Fees	14,732
Filing and Registration Fees	10,501
Printing Fees	9,461
Audit Fees	8,831
Custodian Fees	2,480
Other Expenses	11,574

Total Expenses	339,831

Less:
Waiver of Investment Advisory Fees	(98,105)
Fees Paid Indirectly - Note 4	(40)

Net Expenses	241,686

Net Investment Income	123,390

Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	3,490,617

Net Change in Unrealized Depreciation on Investments	(2,392,042)

Net Realized and Unrealized Gain on Investments	1,098,575

Net Increase in Net Assets Resulting from Operations	$1,221,965

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:
Net Investment Income	$123,390	$231,075
Net Realized Gain on Investments	3,490,617	3,054,332
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,392,042)	1,852,767

Net Increase in Net Assets Resulting from Operations	1,221,965	5,138,174

Dividends and Distributions:
Net Investment Income	(119,495)	(252,000)
Net Realized Gain	(3,025,826)	(3,952,290)

Total Dividends and Distributions	(3,145,321)	(4,204,290)

Capital Share Transactions:
Issued	143,352	613,346
Reinvestment of Distributions	3,109,508	4,156,030
Redeemed	(2,924,743)	(7,053,443)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	328,117	(2,284,067)

Total Decrease in Net Assets	(1,595,239)	(1,350,183)

Net Assets:
Beginning of Period	40,233,542	41,583,725

End of Period (including undistributed net investment income of $45,649 and $41,754, respectively)	$38,638,303	$40,233,542

Share Transactions:
Issued	10,831	47,089
Reinvestment of Distributions	239,355	334,886
Redeemed	(220,976)	(542,703)

Net Increase (Decrease) in Shares Outstanding from Share Transactions	29,210	(160,728)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Year and Period

	Years Ended October 31,
	Six Months Ended April 30, 2018 (Unaudited)	2017	2016	2015	2014	2013
Net Asset Value,
Beginning of Period/Year	$13.37	$13.11	$13.35	$15.06	$13.85	$11.08

Income from Operations:
Net Investment Income(1)	0.04	0.07	0.06	0.10	0.14	0.14
Net Realized and Unrealized Gain	0.37	1.56	0.55	0.23	1.36	2.77

Total from Operations	0.41	1.63	0.61	0.33	1.50	2.91

Dividends and Distributions:
Net Investment Income	(0.04)	(0.08)	(0.07)	(0.09)	(0.13)	(0.14)
Net Realized Gain	(1.03)	(1.29)	(0.78)	(1.95)	(0.16)	—

Total Dividends and Distributions	(1.07)	(1.37)	(0.85)	(2.04)	(0.29)	(0.14)

Net Asset Value, End of Year	$12.71	$13.37	$13.11	$13.35	$15.06	$13.85

Total Return †	2.87%	13.32%	4.88%	2.02%	10.97%	26.39%

Ratios and Supplemental Data:
Net Assets, End of Year (Thousands)	$38,638	$40,234	$41,584	$44,465	$48,749	$45,792
Ratio of Expenses to Average Net Assets(2)	1.20%*	1.20%	1.50%	1.50%	1.50%	1.49%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Reimbursements)	1.69%*	1.63%	1.62%	1.54%	1.51%	1.49%
Ratio of Net Investment Income to Average Net Assets	0.61%*	0.56%	0.49%	0.70%	0.93%	1.15%
Portfolio Turnover Rate	30%**	40%	66%	83%	46%	29%

*	Annualized.
**	Not Annualized.
†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Had the Adviser not waived a portion of its expenses, total return would have been lower.
(1)	Per share calculations were performed using average shares for the year.
(2)	The Ratio of Expenses to Average Net Assets excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been the same as the ratio reported.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1.  Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 56 portfolios. The financial statements herein are those of the TS&W Equity Portfolio (the “Portfolio”), a diversified portfolio. The TS&W Equity Portfolio seeks maximum long-term total returns consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of relatively large companies. The Portfolio may change its investment objective without shareholder approval. The financial statements of the remaining portfolios in the Trust are presented separately. The assets of each portfolio of the Trust are segregated, and a shareholder’s interest is limited to the portfolio of the Trust in which shares are held.

2.  Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund. The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded, or, if there is

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Portfolio’s Board of Trustees (the “Board”). The Portfolio’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

As of April 30, 2018, there were no securities valued in accordance with fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Portfolio has the ability to access at the measurement date;

Level 2 – Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2018, there have been no significant changes to the Trust’s fair valuation methodology.

Federal Income Taxes — It is the Portfolio’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Portfolio did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year ends and the current tax year, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

As of and during the period ended April 30, 2018, the Portfolio did not have a liability for any unrecognized tax benefits. The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Portfolio did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date, the date the trade was executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular portfolio. Expenses that cannot be directly attributed to a particular portfolio are apportioned among the portfolios of the Trust based on the number of portfolios and/or relative net assets.

Dividends and Distributions to Shareholders — The Portfolio distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Portfolio, dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — The Portfolio retains a redemption fee of 1.00% on redemptions of capital shares held for less than 60 days. For the period ended April 30, 2018 and the year ended October 31, 2017, there were no redemption fees retained by the Portfolio.

3.  Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”) and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4.  Administration, Shareholder Servicing, Distribution, Transfer Agent and Custodian Agreements:

The Portfolio and the Administrator, a wholly-owned subsidiary of SEI Investments Company, are parties to an Administration Agreement under which the Administrator provides administrative services to the Portfolio. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Portfolio. For the period ended April 30, 2018, the Portfolio paid $61,987 for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Portfolio has adopted a shareholder servicing plan under which a shareholder servicing fee will be paid to financial intermediaries. Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Portfolio for providing a variety of services, including record keeping and transaction processing. Such fees were based on the assets of the Portfolio that were serviced by the financial representative. Such fees are paid by the Portfolio to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Portfolio’s transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been serviced directly through the transfer agent. All fees in excess of this amount are paid by the Adviser, an affiliate of Old Mutual (US) Holdings, Inc. These fees are disclosed on the Statement of Operations as “Shareholder Servicing Fees”.

DST Systems, Inc. (the “Transfer Agent”) serves as the transfer agent and dividend disbursing agent for the Portfolio under a transfer agency agreement.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

The Portfolio earned cash management credits of $40 which are used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statement of Operations.

MUFG Union Bank, N.A. acts as Custodian (the “Custodian”) for the Portfolio. The Custodian plays no role in determining the investment policies of the Portfolio or which securities are to be purchased or sold by the Portfolio.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser, an affiliate of Old Mutual (U.S.) Holdings Inc., provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.75% of the average daily net assets for the Portfolio.

The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Portfolio’s total annual operating expenses from exceeding 1.20%, of the average daily net assets of the Portfolio. As of April 30, 2018, the advisory fee waiver was $98,105. The Adviser does not have the ability to recapture previously waived fees or reimbursed expenses.

6. Investment Transactions:

For the period ended April 30, 2018, the Portfolio made purchases of $11,156,609 and sales of $14,374,740 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP.

As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

	Ordinary Income	Long-Term Capital Gain	Total
2017	$871,667	$3,332,623	$4,204,290
2016	224,009	2,563,902	2,787,911

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$800,984
Undistributed Long-Term Capital Gain	2,266,122
Unrealized Appreciation	5,963,153
Other Temporary Differences	(6)

Total Distributable Earnings	$9,030,253

For Federal income tax purposes, the difference between Federal tax cost and book cost primarily relates to wash sales.

The Federal tax cost and aggregate gross unrealized appreciation and (depreciation) for the investments held by the Portfolio at April 30, 2018 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$35,108,147	$5,064,788	$(1,493,677)	$3,571,111

8. Concentration/Risks:

Equity Risk - Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

Foreign Company Risk - Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

9. Other:

At April 30, 2018, the percentage of total shares outstanding held by a limited number of shareholders for the Portfolio, which were comprised of omnibus accounts that were held on behalf of several individual shareholders was as follows:

No. of Shareholders	% Ownership
1	80%

In the normal course of business, the Portfolio enters into contracts that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. Subsequent Events:

The Portfolio has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required for the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

DISCLOSURE OF PORTFOLIO EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2017 to April 30, 2018).

The table on the next page illustrates your Portfolio’s costs in two ways:

Actual Portfolio Return. This section helps you to estimate the actual expenses after fee waivers that your Portfolio incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Portfolio, and the “Ending Account Value” number is derived from deducting that expense cost from the Portfolio’s gross investment return.

You can use this information, together with the actual amount you invested in the Portfolio, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Portfolio under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Portfolio’s costs with those of other mutual funds. It assumes that the Portfolio had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Portfolio’s comparative cost by comparing the hypothetical result for your Portfolio in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

DISCLOSURE OF PORTFOLIO EXPENSES (concluded)

NOTE: Because the return is set at 5% for comparison purposes – NOT your Portfolio’s actual return – the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/17	Ending Account Value 4/30/18	Annualized Expense Ratios	Expenses Paid During Period*
TS&W Equity Portfolio
Actual Fund Return
Institutional Shares	$1,000.00	$1,028.70	1.20%	$6.04
Hypothetical 5% Return
Institutional Shares	1,000.00	1,018.84	1.20	6.01

* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect one-half year period).

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

Board Consideration in Re-Approving the Advisory Agreement

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 14, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable.

THE ADVISORS’ INNER CIRCLE FUND	TS&W EQUITY PORTFOLIO April 30, 2018 (Unaudited)

The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Notes

TS&W Equity Portfolio

P.O. Box 219009

Kansas City, MO 64121

1-866-4TSW-FUN

Adviser:

Thompson, Siegel & Walmsley LLC

6641 W. Broad Street, Suite 600

Richmond, VA 23230

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 9, 2018